EXHIBIT 32.1

CERTIFICATION OF OFFICERS
OF THE FASHION HOUSE HOLDINGS, INC.
PURSUANT TO 18 USC Section 1350

I, John Hanna, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (a) The quarterly report on Form 10-Q for the period ended March 31, 2008 of The Fashion House Holdings, Inc. (the “Company”), fully complies with the requirements of Section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

     (b) Information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2008	By:	/s/ John Hanna
John Hanna
Chief Executive Officer

I, Michael P. Robbins, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (c) The quarterly report on Form 10-Q for the period ended March 31, 2008 of The Fashion House Holdings, Inc. (the “Company”) fully complies with the requirements of Section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

     (d) Information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2008	By:	/s/ Michael P. Robbins
Michael P. Robbins
Interim Chief Financial Officer and Principal Accounting Officer